   As filed with the Securities and Exchange Commission on December 17, 1996

                        Registration No. ___-_________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ___________________________________________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
 _______________________________________________________________________________

                          MET-COIL SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                                                 42-1027215
        --------                                                 ----------
(State of incorporation                                       (I.R.S. Employer
    or organization)                                         Identification No.)


                             5486 6TH STREET, S.W.
                            CEDAR RAPIDS, IOWA 52404
                                 (319) 363-6566
         (Address and telephone number of principal executive offices)


                            MET-COIL RETIREMENT PLAN
                       MET-COIL EMPLOYEE RECOGNITION PLAN
                         MET-COIL INCENTIVE BONUS PLAN
                    MET-COIL NON-EMPLOYEE DIRECTORS DEFERRED
                     COMPENSATION AND PERFORMANCE UNIT PLAN
                        MET-COIL 1993 STOCK OPTION PLAN


Randall J. Stodola                       Copy to:
Vice President and Chief                 Michael E. Blount, Esq.
Accounting Officer                       Seyfarth, Shaw, Fairweather & Geraldson
5486 6th Street, SW                      55 E. Monroe Street, Suite 4200
Cedar Rapids, Iowa 52404                 Chicago, Illinois 60603
(Name and address of agent               (312) 346-8000
for service)

                        Calculation of Registration Fee



                                                                      Proposed maximum
 Title                                          Proposed maximum      aggregate            Amount of
 of securities to             Amount to be      offering price per    offering             registration
 be registered (1)            registered(2)     share (3)             price (3)            fee (3)
------------------          ---------------     ------------------    ----------------     ------------
 COMMON STOCK               850,000  SHARES     $ 1.44                $     1,224,000      $   370.91


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.


(2) The shares to be registered under this Form S-8 are designated for issuance under the following employee benefit plans (referred to herein as the "Plans") in the amounts indicated below:

              Met-Coil Retirement Plan:                                  199,840
              Met-Coil Employee Recognition Plan:                         40,160
              Met-Coil Incentive Bonus Plan:                             160,000
              Met-Coil Non-Employee Directors Deferred
                Compensation and Performance Unit Plan                   150,000
              Met-Coil 1993 Stock Option Plan:                           300,000


(3) Estimated solely for purposes of determining the amount of the registration fee calculated in accordance with Rule 457(h) under the Securities Act of 1933 based upon the average of the high and low price per share of the Registrant's Common Stock as traded over the counter on December 11, 1996

                                    PART II

                              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Met-Coil Systems Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are hereby incorporated by reference:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 1996.

         (b)(1) The Registrant's Quarterly Reports on Form 10-Q for the quarter ended August 31, 1996.

         (b)(2) The Met-Coil Systems Corporation Retirement Plan's ("Retirement Plan's") Annual Report on Form 11-K for the Plan Year ended December 31, 1995.

         (b)(3)  The Registrant's report on Form 8K as filed on November 19,
                 1996.

         (c) The description of the Registrant's Common Stock, par value $.01 per share, contained in the Registrant's Registration Statement on Form 8-A, dated December 5, 1985.


         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by references herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

ITEM 4.  DESCRIPTION OF SECURITIES.

                 Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                 Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein. In accordance with this power, Article V, Section 5 of the Amended and Restated Bylaws of the Registrant provides that the Registrant will indemnify to the full extent authorized by law any person made or threatened to be a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Registrant or is or was serving, at the request of the Registrant, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Pursuant to the foregoing, the kinds of liabilities with respect to which the Registrant must indemnify its officers and directors and certain other persons may include liabilities under the Securities Act of 1933, as amended (the "Securities Act"). In addition, the Registrant maintains directors and officers liability insurance coverage for losses incurred by such persons in the course of their duties for the Registrant, including liabilities under the Securities Act.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                 Not applicable.

ITEM 8.  EXHIBITS

                 See Exhibit Index

ITEM 9.  UNDERTAKINGS.

         A.      The Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

                                  Provided, however, that paragraphs (1)(i) and
                                  (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act, and each filing of the annual reports for the Plans pursuant to
Section 15(d) of the Exchange Act, that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cedar Rapids, State of Iowa, on December 13, 1996.

                              MET-COIL SYSTEMS CORPORATION



                                     By:  /s/ Raymond H. Blakeman
                                         --------------------------------------
                                              Raymond H. Blakeman
                                              Chief Executive Officer and
                                              Chairman of the Board


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Raymond H. Blakeman and Randall
J. Stodola, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature                               Title                                         Date
---------                               -----                                         ----
Raymond H. Blakeman/s/                                                           December 13, 1996
--------------------------      Chief Executive Officer and
Raymond H. Blakeman             Chairman of the Board
                                (Principal Executive Officer)

Randall J. Stodola/s/                                                            December 13, 1996
--------------------------      Vice President and
Randall J. Stodola              Chief Accounting Officer


Roy J. Carver, Jr./s/           Director                                         December 13, 1996
--------------------------
Roy J. Carver, Jr.


Michael J. Nonnenmann/s/        Director                                         December 13, 1996
--------------------------
Michael J. Nonnenmann


E. Keith Moore/s/               Director                                         December 13, 1996
--------------------------
E. Keith Moore


John F. Logan/s/                Director                                         December 13, 1996
--------------------------
John F. Logan


Gary M. Neal/s/                 Director                                         December 13, 1996
--------------------------
Gary M. Neal

         THE PLANS. Pursuant to the requirements of the Securities Act of 1933, the undersigned, thereunto duly authorized as trustees of the Met-Coil Retirement Plan and as administrators of the Met-Coil Systems Corporation Employee Recognition Program, the Met-Coil Systems Corporation Incentive Bonus Plan, the Met-Coil Systems Corporation Non-Employee Director Stock Plan, and the Met-Coil Systems Corporation 1994 Incentive Option Plan, have duly caused this Registration Statement to be signed on behalf of each Plan in the City of Cedar Rapids, State of Iowa, on December 13, 1996.

                       MET-COIL RETIREMENT PLAN
                       MET-COIL SYSTEMS CORPORATION EMPLOYEE
                         RECOGNITION PLAN
                       MET-COIL SYSTEMS CORPORATION INCENTIVE
                       BONUS PLAN
                       MET-COIL SYSTEMS CORPORATION NON-EMPLOYEE
                         DIRECTORS DEFERRED COMPENSATION AND
                         PERFORMANCE UNIT PLAN
                       MET-COIL SYSTEMS CORPORATION 1993 STOCK
                         OPTION PLAN


                       By:   /s/ Raymond H. Blakeman
                           -----------------------------------------------
                             Raymond H. Blakeman, Trustee/Administrator

                       By:   /s/ Randall J. Stodola
                           -----------------------------------------------
                             Randall J. Stodola, Trustee/Administrator

                       By:   /s/ Patricia R. Kilpatrick
                           -----------------------------------------------
                             Patricia R. Kilpatrick, Trustee/Administrator

                                 EXHIBIT INDEX

Exhibit          Description
-------          -----------
4.1              Article IV of the Restated Certificate of Incorporation,
                 as amended, of the Registrant (incorporated by reference
                 to Exhibit 3.2 the Registrant's Quarterly Report on Form
                 10-Q for the quarter ended November 30, 1987). *

4.2              Articles I and IV of the Amended and Restated Bylaws of the
                 Registrant (incorporated by reference to Exhibit 3.4 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended November 30, 1987). *

4.3              Met-Coil Retirement Plan, As Amended and Restated
                 September 16, 1992 (incorporated by reference to Exhibit
                 4.3 of the Registrant's Registration Statement on Form S-8
                 for the Retirement Plan filed on November 19, 1993
                 (Registration No. 33-72138). *

4.4              Met-Coil Employee Recognition Plan.

4.5              Met-Coil Incentive Bonus Plan.

4.6              Met-Coil Non-Employee Directors Deferred Compensation and
                 Performance Unit Plan.

4.7              Met-Coil 1993 Stock Option Plan.

5.1              Legal opinion of Shuttleworth & Ingersoll, P.C.,
                 Corporate Counsel, confirming the validity of the original issuance securities being registered.

5.2              Internal Revenue Service determination letter issued
                 August 15, 1995 on the Met-Coil Retirement Plan's continued qualified status.

23.1             Consent of Deloitte & Touche LLP

23.2             Consent of Ernst & Young LLP

23.3 Consent of Shuttleworth & Ingersoll, P.C. (incorporated into the opinion filed as Exhibit 5.1). *

24               Powers of Attorney (included at Pages 6 and 7). *